                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                               ------------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                          PURSUANT TO SECTION 305(b)(2)

                               ------------------

               THE BANK OF NEW YORK TRUST COMPANY OF FLORIDA, N.A.
              (Exact name of trustee as specified in its charter)


              (State of incorporation if not a U.S. national bank)

                                   59-2283428
                      (I.R.S. employer identification no.)

                               800 BRICKELL AVENUE
                                    SUITE 300
                              MIAMI, FLORIDA 33131

               (Address of principal executive offices) (Zip Code)

                               -------------------

               The Bank of New York Trust Company of Florida, N.A.
                        600 North Pearl Street, Suite 420
                                Dallas, TX 75201
                                 (214) 880-8238
            (Name, address and telephone number of agent for service)

                              --------------------

                         MONITRONICS INTERNATIONAL,INC.

               (Exact name of obligor as specified in its charter)

            TEXAS                                         74-2719343
(State or other jurisdiction of                         (IRS employer
 incorporation or organization)                       identification no.)

                        12801 STEMMONS FREEWAY, SUITE 821
                               DALLAS, TEXAS 75234
                                 (972)-243-7443
                   (Address, zip code and telephone number of
                          principal executive offices)

                              --------------------

                                      NOTES
                  (11 3/4% SENIOR SUBORDINATED NOTES DUE 2010)

1.   General Information.

     Furnish the following information as to the trustee--

     (a) Name and address of each examining or supervising authority to which it is subject.

          Comptroller of the Currency
          United States Department of the Treasury
          Washington, D.C. 20219

          Federal Reserve Bank
          Atlanta, Georgia 30309

          Federal Deposit Insurance Corporation
          Washington, D.C. 20429

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

3-15 Not Applicable

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     (1) A copy of the Articles of Association of the Bank of New York Trust Company of Florida, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-100717.)

     (2) A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-100717.)

          (3) A copy of the Authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-100717.)

          (4) A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-100717.)

          (6) The consent of the Trustee required by Section 321(b) of the Act.

          (7) A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York Trust Company of Florida, N.A., a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Dallas and the State of Texas, on the 14th day of October, 2003.

                                THE BANK OF NEW YORK TRUST
                                COMPANY OF FLORIDA, N.A.


                                By: /s/ Patrick T. Giordano
                                    --------------------------------------------
                                    Patrick T Giordano, Agent

                              EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE

     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of Monitronics International, Inc. 11 3/4% SENIOR SUBORDINATED NOTES DUE 2010, The Bank of New York Trust Company of Florida, N.A. hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                                     THE BANK OF NEW YORK TRUST
                                                     COMPANY OF FLORIDA, N.A.

                                                     By: /S/ Patrick T Giordano

                                                     Patrick T Giordano, Agent

EXHIBIT 7 TO FORM T-1

                               Board of Governors of the Federal Reserve System OMB Number: 7100-003
                               Federal Deposit Insurance Corporation
                               OMB Number:  3064-005
                               Office of the Comptroller of the Currency
                               Expires

Federal Financial Institutions Examination Council
--------------------------------------------------------------------------------
                                                                           -----
                                                                             1
                                                                           -----

                                                 Please refer to page I,
                                                 Table of Contents, for
                                                 the required disclosure
                                                 of estimated burden.
--------------------------------------------------------------------------------

Consolidated Reports of Condition and Income for
A Bank With Domestic Offices Only FFIEC 041

Report at the close of business June 30, 2003

                     20020930
                    (RCRI 9999)

This report is required by law: 12 U.S.C.ss.324 (State member banks); 12 U.S.C.ss.1817 (State nonmember banks); and 12 U.S.C.ss.161 (National banks).

This report form is to be filed by banks with domestic offices only. Banks with foreign offices (as defined in the instructions) must file FFIEC 031.

--------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and national Banks.

The Reports of Condition and Income are to be prepared in Accordance with Federal regulatory authority instructions.

I,  Thomas J. Mastro, Comptroller
-------------------------------------------------------------------
Name and Title of Officer Authorized to Sign Report

Of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued y the appropriate Federal regulatory authority and are true to the best of my knowledge.


/s/ Thomas J. Mastro
-------------------------------------------------------------------
Signature of Officer Authorized to Sign Report

6/30/2003
-------------------------------------------------------------------
Date of Signature

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is trust and correct.

/s/ Richard G. Jackson
----------------------------------------------------------------------------
Director (Trustee)

/s/ Nicholas G. English
----------------------------------------------------------------------------
Director (Trustee)

/s/ Karen B. Shupenko
----------------------------------------------------------------------------
Director (Trustee)

--------------------------------------------------------------------------------
Submission of Reports

Each bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation
     (EDS), by modem or on computer diskette; or

(b) in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party (if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call Report Services,
2150 N. Prospect Ave., Milwaukee, WI 53202, and telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the completed report that the bank places in its files.

--------------------------------------------------------------------------------

FDIC Certificate Number:            91271                              The Bank of New York Trust Company of Florida, N.A.
                                 -----------                           -------------------------------------------------------------
                                 (RCRI 9050)                           Legal Title of Bank (TEXT 9010)

                                                                       Miami
                                                                       -------------------------------------------------------------
                                                                       City (TEXT 9130)

                                                                       FL                                   33131-2974
                                                                       -------------------------------------------------------------
                                                                       State Abbrev. (TEXT 9200)        Zip Code (TEXT 9220)

  Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency


The Bank of New York Trust Company of Florida, N.A.                    FFIEC 041
Miami, FL 33131-2974                                                       RC-1

                                                                    ------------
                                                                        10
                                                                    ------------
FDIC Certificate Number - 91271
Consolidated Report of Condition for Insured Commercial
And State-Chartered Savings Banks for June 30, 2003

All Schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC - Balance Sheet

                                                                                                       Dollar Amounts In Thousands
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
1.  Cash and balances due from depository institutions (from Schedule RC-A): .............................  RCON      Bil/Mil/Thou
    a.  Noninterest-bearing balances and currency and coin (1) ...........................................  0081         4,501  1.a
    b.  Interest-bearing balances (2) ....................................................................  0071         6,098  1.b
2.  Securities:
    a.  Held-to-maturity securities (from Schedule RC-B, Column A) .......................................  1754             0  2.a
    b.  Available-for-sale securities (from Schedule RC-B, column D) .....................................  1773         8,620  2.b
3.      Federal funds sold and securities purchased under agreements to resell
    a.  Federal funds sold ...............................................................................  B987             0  3.a
    b.  Securities purchased under agreements to resell (3) ..............................................  B988             0  3.b
4.  Loans and lease financing receivables: (from Schedule RC-C)
    a.  Loans and leases, held for sale ..................................................................  5369             0  4.a
    b.  Loans and leases, net of unearned income ...............................................  B528   0                      4.b
    c.  LESS:  Allowance for loan and lease losses .............................................  3123   0                      4.c
    d.  Loans and leases, net of unearned income, allowance, and reserve (item 4.b minus 4.c) ............  B529             0  4.d
  5.  Trading assets .....................................................................................  3545                5.
  6.  Premises and fixed assets (including capitalized leases) ...........................................  2145         1,332  6.
  7.  Other real estate owned (from Schedule RC-M) .......................................................  2150                7.
  8.  Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M) ...........  2130                8.
  9.  Customers' liability to this bank on acceptances outstanding .......................................  2155                9.
 10.  Intangible assets
    a.  Goodwill .........................................................................................              15,127  10.a
    b.  Other Intangible assets (from Schedule RC-M) .....................................................  3163           507  10.b
 .........................................................................................................  0426
11.  Other assets (from Schedule RC-F) ...................................................................  2160         1,150  11.
12.  Total assets (sum of items 1 through 11) ............................................................  2170        37,335  12.

(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held fr trading.
(3)  Includes all securities resale agreements, regardless of maturity.

The Bank of New York Trust Company of
Florida, N.A.                                                       FFIEC 041
Legal Title of Bank                                                    RC-2
Transmitted to EDS as 0196815 on 7/30/02 at
11:13:43 CST
FDIC Certificate Number = 91271
---------------------------------------------

                                                                          ------
                                                                            11
                                                                          ------

Schedule RC - Continued

                                                                                                       Dollar Amounts In Thousands
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITES
13. Deposits: ...........................................................................................   RCON     Bil/Mil/Thou
    a. In domestic offices (sum of totals of columns A and C From Schedule RC-E) ........................   2200      1,661  13.a
       (1) Noninterest-bearing (1) ..........................................................  6631   717                    13.a.1
       (2) Interest-bearing .................................................................  6636     0                    13.a.2
    b. Not applicable
14. Federal funds purchased and securities sold under agreements to repurchase
    a. Federal funds purchased (2) ......................................................................   B993          0  14.a.
    b. Securities sold under agreements to repurchase (3) ...............................................   B995          0  14.b
15.  Trading liabilities (from Schedule RC-D) ...........................................................   3548          0  15
16. Other borrowed money (includes mortgage indebtedness and obligations under
    capitalized leases)(from Schedule RC-M) .............................................................   3190      6,000  16
17. Not applicable
18. Bank's liability on acceptances executed and outstanding ............................................   2920          0  18
19. Subordinated notes and debentures (4) ...............................................................   3200          0  19
20. Other liabilities (from Schedule RC-G) ..............................................................   2930      3,266  20
21. Total liabilities (sum of items 13 through 20) ......................................................   2948     10,927  21
22. Minority interest in consolidated subsidiaries ......................................................   3000          0  22

EQUITY CAPITAL
23. Perpetual preferred stock and related surplus .......................................................   3838          0  23
24. Common stock ........................................................................................   3230        750  24
25. Surplus (exclude all surplus related to preferred stock) ............................................   3839      4,299  25
26. a. Retained earnings ................................................................................   3632     21,356  26.a
    b. Accumulated other comprehensive income (5) .......................................................   B530          3  26.b
27. Other equity capital components (6) .................................................................   A130          0  27
28. Total equity capital (sum of items 23 through 27) ...................................................   3210     26,408  28
29. Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28. ..............   3300     37,335  29

Memorandum

To be reported only with the  Report of Condition.

1.  Indicate in the at the right, the number of the statement below that best describes the                     RCON     Number
    most comprehensive level of auditing work performed for the bank by independent external                    --------------------
    auditors as of any date during 2002 .................................................................       6724        N/A  M.1

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm.

4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5  = Directors' examination of the bank performed by other external auditors
     (may be required by state chartering authority)

6  = Review of the bank's financial statements by external auditors

7  = Compilation of the bank's financial statements by external auditors

8  = Other audit procedures (excluding tax preparation work)

9  = No external audit work

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2) Report overnight Federal Home Loan Bank Advances in Schedule RC, item 16, and "other borrowed money."

(3)  Includes all securities repurchase agreements, regardless of maturity.

(4)  Includes limited-life preferred stock and related surplus.

(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.

(6)  Includes treasury stock and unearned Employee Stock Ownership Plan shares.